BEAR STEARNS
                                                             BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                               383 MADISON AVENUE
                                                                         NEW YORK, NEW YORK 10179
                                                                                     212-272-4009

DATE:                          June 29, 2006

TO:                            U.S. Bank National  Association,  not in its individual  capacity but solely as Trustee  for the  benefit of RASC  Series  2006-KS5
                               Trust,   Home   Equity   Mortgage    Asset-Backed    Pass-Through
                               Certificates, Series 2006-KS5
ATTENTION:                     RASC Series 2006-KS5
TELEPHONE:                     651-495-3880
FACSIMILE:                     651-495-8090
CC:                            Jim Jacobson
FAX:                           952-921-9087

FROM:                          Derivatives Documentation
TELEPHONE:                     212-272-2711
FACSIMILE:                     212-272-9857

SUBJECT:                       Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):           FXNSC8427

The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction  entered into on the Trade Date specified below (the  "Transaction")  between
Bear Stearns  Financial  Products Inc. ("BSFP") and U.S. Bank National  Association,  not in its
individual  capacity but solely as Trustee for the benefit of RASC Series 2006-KS5  Trust,  Home
Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-KS5 (the "Counterparty").
This letter  agreement,  which evidences a complete and binding  agreement between you and us to enter  into the  Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as referred to in the ISDA Form Master  Agreement  (as defined  below),  as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.    This  Agreement  is  subject  to  and   incorporates   the  2000  ISDA   Definitions  (the
"Definitions"),  as published  by the  International  Swaps and  Derivatives  Association,  Inc.
("ISDA").  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA  Master  Agreement  (Multicurrency--Cross  Border)  form (the "ISDA Form  Master
Agreement")  but,  rather,  an ISDA Form Master  Agreement shall be deemed to have been executed by you and us on the date we entered  into the  Transaction.  In the event of any  inconsistency between  the  provisions  of  this  Agreement  and  the  Definitions  or the  ISDA  Form  Master
Agreement,  this  Agreement  shall prevail for purposes of the  Transaction.  Terms used and not otherwise  defined herein,  in the ISDA Form Master Agreement or the Definitions  shall have the meanings  assigned  to them in the Pooling and  Servicing  Agreement,  dated as of June 1, 2006, among Residential Asset Securities Corporation,  as Depositor,  Residential Funding Corporation,
as Master Servicer,  and U.S. Bank National Association,  as trustee (the "Pooling and Servicing
Agreement").  Each  reference  to a "Section"  or to a  "Section"  "of this  Agreement"  will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

2.    The terms of the  particular  Transaction  to which  this  Confirmation  relates  are as follows:

      Notional Amount:              With respect to any  Calculation  Period,  the amount set forth for such period in Schedule I attached hereto.

      Trade Date:                   June 20, 2006

      Effective Date:               July 25, 2006

      Termination Date:             August 25,  2011,  provided,  however,  for the  purposes of determining  the  Floating  Amount to be paid in  respect of the final  Calculation  Period,  such date  shall be subject
                                    to   adjustment   in   accordance   with  the  Business  Day
                                    Convention.

      FIXED AMOUNT:

           Fixed Rate Payer:        Counterparty

           Fixed Rate Payer
           Period End Dates:        The  25th  calendar  day of each  month  during  the Term of this  Transaction,  commencing August 25, 2006 and ending on the Termination Date, with No Adjustment.

           Fixed Rate Payer
           Payment Dates:           Early  Payment  shall be  applicable.  The Fixed  Rate Payer
                                    Payment  Date  shall be two  Business  Days  preceding  each
                                    Fixed Rate Payer Period End Date.

           Fixed Rate:              5.44000%

           Fixed Rate Day
           Count Fraction:          30/360

      FLOATING AMOUNTS:

           Floating Rate Payer:     BSFP

           Floating Rate Payer
           Period End Dates:        The  25th  calendar  day of each  month  during  the Term of this  Transaction,  commencing  August 25, 2006,  and ending
                                    on  the   Termination   Date,   subject  to   adjustment  in
                                    accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:           Early Payment shall be  applicable.  The Floating Rate Payer
                                    Payment  Date  shall be two  Business  Days  preceding  each
                                    Floating Rate Payer Period End Date.

           Floating Rate Option:    USD-LIBOR-BBA

           Floating Rate for the
           Initial Calculation Period:                    To be determined.

           Designated Maturity:     One month

           Spread:                  None

           Floating Rate Day
           Count Fraction:          Actual/360

           Reset Dates:             The first day of each Calculation Period.

           Compounding:             Inapplicable

      Business Days:                New York

      Additional Amount:            In  connection  with entering  into this  Transaction  USD
                                    2,400,000 is payable by Greenwich  Capital  Markets,  Inc.
                                    to BSFP on June 29, 2006.

      Business Day Convention:      Following

3.  Additional Provisions:          Each party hereto is hereby  advised and  acknowledges  that the other party has engaged in (or  refrained  from engaging
                                    in)  substantial  financial  transactions  and has taken (or refrained  from taking) other  material  actions in reliance upon the entry by the  parties  into the  Transaction  being entered  into on the terms and  conditions  set forth herein and in the  ISDA  Form  Master  Agreement  relating  to such
                                    Transaction,   as  applicable,  and,  in  the  case  of  the
                                    Counterparty,  it has been  directed  under the  Pooling and
                                    Servicing Agreement to enter into this Transaction.

4.  Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) [Intentionally omitted]

2) The  parties  agree  that  subparagraph  (ii) of  Section  2(c) of the  ISDA  Form  Master
Agreement will apply to any Transaction.

3)  Termination  Provisions.  For  purposes  of the  ISDA Form Master Agreement:

(a)     "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)     "Specified  Transaction"  is not applicable to BSFP or  Counterparty  for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)     The  "Cross  Default"  provisions  of  Section  5(a)(vi)  shall  not  apply to BSFP or
Counterparty.

(d)     The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) will not apply to BSFP or Counterparty.

(e)     With respect to Counterparty,  the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form Master Agreement will be deleted in its entirety.

(f)     The "Automatic Early Termination"  provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)       Payments  on Early  Termination.  For the  purpose of Section  6(e) of the ISDA Form
Master Agreement:

        (i)  Market Quotation will apply.

        (ii) The Second Method will apply.

(h)     "Termination Currency" means United States Dollars.

(i)     The provisions of Sections  5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to BSFP or
Counterparty.

(j)     Tax Event.  The  provisions of Section  2(d)(i)(4)  and 2(d)(ii) of the ISDA Form Master
Agreement  shall not apply to  Counterparty  and  Counterparty  shall not be required to pay any additional amounts referred to therein.

4) Tax Representations.

(a) Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master  Agreement, each of BSFP and the Counterparty will make the following representations:

It is not  required  by any  applicable  law, as  modified  by the  practice  of any  relevant governmental  revenue  authority,  of any  Relevant  Jurisdiction  to make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than interest under Section
2(e),  6(d)(ii)  or 6(e) of the ISDA  Form  Master  Agreement)  to be made by it to the  other party under this Agreement.  In making this representation, it may rely on:

    (i)        the  accuracy  of any  representations  made by the  other  party  pursuant  to
    Section 3(f) of the ISDA Form Master Agreement;

    (ii)       the  satisfaction of the agreement  contained in Sections  4(a)(i) or 4(a)(iii)
    of the ISDA Form Master  Agreement  and the  accuracy  and  effectiveness  of any document provided by the other party  pursuant to Sections  4(a)(i) or  4(a)(iii)  of the ISDA Form
    Master Agreement; and

    (iii) the  satisfaction  of the agreement of the other party  contained in Section 4(d) of the  ISDA  Form  Master  Agreement,  provided  that  it  shall  not be a  breach  of  this representation  where  reliance  is  placed on clause  (ii) and the other  party  does not deliver a form or document  under Section  4(a)(iii) of the ISDA Form Master  Agreement by
    reason of material prejudice to its legal or commercial position.

(b)  Payee  Representations.  For  the  purpose  of  Section  3(f)  of the  ISDA  Form  Master
Agreement, each of BSFP and the Counterparty make the following representations.

     The following representation will apply to BSFP:

        BSFP is a corporation  organized  under the laws of the State of Delaware and its U.S.
        taxpayer identification number is 13-3866307.

     The following representation will apply to the Counterparty:

        U.S.  Bank  National  Association  is the  Trustee  under the  Pooling  and  Servicing
        Agreement.  Counterparty  represents  that it is directed  pursuant to the Pooling and
        Servicing Agreement to enter into this Agreement  (including the ISDA Form Master) and to perform its obligations hereunder (and thereunder).

5) Documents to be  Delivered.  For the purpose of Section  4(a)(i) and 4(a) (iii) of the ISDA
Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/               DATE BY WHICH TO
DOCUMENT                       CERTIFICATE                  BE DELIVERED
BSFP and                       Any document  required       Promptly   after  the   earlier   of  (i)
The Counterparty               or          reasonably       reasonable  demand  by  either  party  or
                               requested   to   allow       (ii)  learning that such form or document
                               the  other   party  to       is required
                               make  payments   under
                               this         Agreement
                               without any  deduction
                               or withholding  for or
                               on the  account of any
                               Tax   or   with   such
                               deduction           or
                               withholding    at    a
                               reduced rate

(2) Other documents to be delivered are:

PARTY REQUIRED TO    FORM/DOCUMENT/            DATE BY WHICH TO                 COVERED BY SECTION
DELIVER DOCUMENT     CERTIFICATE               BE DELIVERED                     3(D) REPRESENTATION
BSFP and             Any documents required    Upon the execution and                   Yes
The Counterparty     by the receiving party    delivery of this Agreement
                     to evidence the           and such Confirmation
                     authority of the
                     delivering party or its
                     Credit Support Provider,
                     if any, for it to
                     execute and deliver this
                     Agreement, any
                     Confirmation, and any
                     Credit Support Documents
                     to which it is a party,
                     and to evidence the
                     authority of the
                     delivering party or its
                     Credit Support Provider
                     to perform its
                     obligations under this
                     Agreement, such
                     Confirmation and/or
                     Credit Support Document,
                     as the case may be
BSFP and the         A certificate of an       Upon the execution and                   Yes
Counterparty         authorized officer of     delivery of this Agreement
                     the party, as to the      and such Confirmation
                     incumbency and
                     authority of the
                     respective officers of
                     the party signing this
                     Agreement.
BSFP                 Legal opinion(s) with     Upon the execution and                   No
                     respect to such party     delivery of this Agreement
                     and its Credit Support    and any Confirmation
                     Provider, if any, for
                     it, reasonably
                     satisfactory in form
                     and substance to the
                     other party relating to
                     the enforceability of
                     the party's obligations
                     under this Agreement.
BSFP                 A copy of the most        Promptly after request by                Yes
                     recent annual report of   the other party
                     such party (only if
                     available) and its
                     Credit Support
                     Provider, if any,
                     containing in all cases
                     audited consolidated
                     financial statements
                     for each fiscal year
                     certified by
                     independent certified
                     public accountants and
                     prepared in accordance
                     with generally accepted
                     accounting principles
                     in the United States or
                     in the country in which
                     such party is organized

The Counterparty     Each other report or      Promptly upon request by                 Yes
                     other document required   BSFP, or with respect to any
                     to be delivered by or     particular type of report or
                     to the Counterparty       other document as to which
                     under the terms of the    BSFP has previously made
                     Pooling and Servicing     request to receive all
                     Agreement, other than     reports or documents of that
                     those required to be      type, promptly upon delivery
                     delivered directly by     or receipt of  such report
                     the Trustee to BSFP       or document by the
                     thereunder                Counterparty, and such
                                               delivery shall be satisfied
                                               by posting such report on
                                               the Counterparty's website
                                               http://www.usbank.com/mbs
Counterparty         An executed copy of the   Promptly upon receipt of the             No
                     Pooling and Servicing     Pooling and Servicing
                     Agreement                 Agreement by the Trustee,
                                               and such delivery shall be
                                               satisfied by posting such
                                               report on the Counterparty's
                                               website
                                               http://www.usbank.com/mbs

6)  Miscellaneous. Miscellaneous

(a)     Address  for  Notices:  For the  purposes  of  Section 12(a)  of the ISDA Form  Master
        Agreement:

        Address for notices or communications to BSFP:

               Address:      383 Madison Avenue, New York, New York 10179
               Attention:    DPC Manager
               Facsimile:    (212) 272-5823

        with a copy to:

               Address:      One Metrotech Center North, Brooklyn, New York 11201
               Attention:    Derivative Operations - 7th Floor
               Facsimile:    (212) 272-1634

               (For all purposes)

        Address for notices or communications to the Counterparty:

               Address:       RASC Series 2006-KS5 Trust
                              c/o U.S. Bank National Association
                              60 Livington Avenue
                              EP-MN-WS3D
                              St. Paul, MN 55107
               Facsimile:     1-651-495-8090
               Telephone:     1-651-495-3880

               with a copy to:

               Address:       Residential Funding Corporation
                              8400 Normandale Lake Blvd., Suite 600
                              Minneapolis, MN 55437
               Attention:     Tim Jacobson
               Facsimile No.: 952-921-9087
                   Telephone: 952-857-6427

        (For all purposes)

(b)     Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master Agreement:

                      BSFP appoints as its
                      Process Agent:               Not Applicable

                      The Counterparty appoints as its
                      Process Agent:        Not Applicable

(c)     Offices.  The  provisions of Section 10(a) of the ISDA Form Master  Agreement will not apply to this  Agreement;  neither BSFP nor the  Counterparty  have any Offices  other than as set forth in the  Notices  Section  and BSFP  agrees  that,  for  purposes  of
        Section  6(b) of the ISDA Form  Master  Agreement,  it shall  not in  future  have any
        Office other than one in the United States.

(d)     Multibranch  Party.  For  the  purpose  of  Section 10(c)  of  the  ISDA  Form  Master
        Agreement:

        BSFP is not a Multibranch Party.

        The Counterparty is not a Multibranch Party.

(e)     Calculation Agent.  The Calculation Agent is BSFP.

(f)     Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)     Credit Support Provider.

        BSFP:  Not Applicable

        The Counterparty:  Not Applicable

(h)     Governing  Law.  The parties to this ISDA  Agreement  hereby agree that the law of the
        State of New York shall  govern their  rights and duties in whole,  without  regard to the conflict of law provision  thereof,  other than New York General  Obligations  Law
        Sections 5-1401 and 5-1402.

 (i)    Non-Petition.  BSFP hereby  irrevocably  and  unconditionally  agrees that it will not institute against,  or join any other person in instituting against or cause any other person  to  institute  against  RASC  Series  2006-KS5  Trust,  Home  Equity  Mortgage
        Asset-Backed  Pass-Through  Certificates,  Series  2006-KS5,  or the  Counterparty any
        bankruptcy,  reorganization,  arrangement, insolvency, or similar proceeding under the laws of the  United  States,  or any other  jurisdiction  for the  non-payment  of any amount  due  hereunder  or  any  other  reason  until  the  payment  in  full  of  the
        Certificates  (as defined in the Pooling and Servicing  Agreement)  and the expiration of a period  of one year plus ten days  (or,  if  longer,  the  applicable  preference period) following such payment.

(j)     Severability. If any term,  provision,  covenant,  or condition of this Agreement,  or the application  thereof to any party or circumstance,  shall be held to be invalid or unenforceable (in whole or in part) for any reason,  the remaining terms,  provisions, covenants,  and  conditions  hereof shall continue in full force and effect as if this
        Agreement had been executed with the invalid or unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material change, the original  intentions of the parties as to the subject matter of this Agreement and the  deletion of such  portion of this  Agreement  will not  substantially  impair the respective benefits or expectations of the parties.

        The  parties  shall  endeavor  to engage in good faith  negotiations  to  replace  any invalid or  unenforceable  term,  provision,  covenant  or  condition  with a valid or enforceable  term,  provision,  covenant or  condition,  the economic  effect of which comes as close as possible to that of the invalid or  unenforceable  term,  provision, covenant or condition.

(k)     Consent to Recording.  Each party hereto  consents to the monitoring or recording,  at any time  and from  time to time,  by the  other  party of any and all  communications between  officers or  employees  of the  parties,  waives any  further  notice of such monitoring  or  recording,  and agrees to notify its  officers  and  employees of such monitoring or recording.

(l)     Waiver of Jury Trial.Each  party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings  relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(m)     Set-Off.  Notwithstanding  any  provision of this  Agreement or any other  existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition  payment or performance of any  obligation  between it and the other  party  hereunder  against  any  obligation between it and the other party under any other  agreements.  The  provisions for Set-off set  forth in  Section  6(e) of the ISDA  Form  Master  Agreement  shall  not  apply for purposes of this Transaction.

(n)     This Agreement may be executed in several counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o)     Trustee Liability  Limitations.  It is expressly  understood and agreed by the parties hereto that (a) this  Agreement  is  executed  and  delivered  by U.S.  Bank  National
        Association,   not   individually   or  personally   but  solely  as  Trustee  of  the
        Counterparty,  in the exercise of the powers and authority  conferred and vested in it and that U.S.  Bank  National  Association  shall  perform its duties and  obligations hereunder  in  accordance  with the  standard of care set forth in Article VIII of the
        Pooling and Servicing  Agreement,  (b) each of the  representations,  undertakings and agreements  herein made on the part of the  Counterparty  is made and  intended not as
        personal   representations,   undertakings   and  agreements  by  U.S.  Bank  National
        Association   but  is  made  and   intended  for  the  purpose  of  binding  only  the
        Counterparty,  (c)  nothing  herein  contained  shall be  construed  as  creating  any liability on U.S. Bank National  Association,  individually or personally,  to perform any covenant either  expressed or implied  contained  herein,  all such liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming  by, through or under the parties hereto,  and (d) under no  circumstances  shall U.S. Bank
        National  Association  be  personally  liable for the payment of any  indebtedness  or expenses  of  the  Counterparty  or be  liable  for  the  breach  or  failure  of  any
        obligation,   representation,   warranty  or  covenant   made  or  undertaken  by  the
        Counterparty  under this  Agreement or any other  related  documents;  provided,  that
        nothing  in  this  paragraph  shall  relieve  U.S.  Bank  National   Association  from
        performing  its duties and  obligations  hereunder and under the Pooling and Servicing
        Agreement in accordance with the standard of care set forth herein and therein.

(p)     BSFP hereby  agrees  that,  notwithstanding  any  provision  of this  agreement to the contrary,  Counterparty's  obligations  to pay any amounts owing under this  Agreement shall be subject to Section  4.10 of the Pooling and  Servicing  Agreement  and BSFP's
        right to receive  payment  of such  amounts  shall be  subject to Section  4.10 of the
        Pooling and Servicing Agreement.

7)  "Affiliate".  BSFP and  Counterparty  shall be  deemed  to not  have  any  Affiliates  for purposes of this  Agreement,  including  for  purposes of Section  6(b)(ii) of the ISDA Form
  Master Agreement.

8)      Section 3 of the ISDA Form  Master  Agreement  is hereby  amended by adding at the end thereof the following subsection (g):

        "(g)   Relationship Between Parties.

               Each  party  represents  to the other  party on each date when it enters into a Transaction that:--

               (1) Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the  Transaction  (whether  written or oral),  other than the  representations  expressly made in this Agreement or the Confirmation in respect of that  Transaction  and (ii) it has consulted  with its own legal, regulatory,  tax, business,  investment,  financial and accounting  advisors to the  extent  it has  deemed  necessary,  and it has  made  its own  investment, hedging and trading  decisions based upon its own judgement and upon any advice from such advisors as it has deemed  necessary and not upon any view  expressed by the other party.

               (2) Evaluation and Understanding.

               (i)  It has  the  capacity  to  evaluate  (internally  or  through  independent professional  advice) the  Transaction  and has made its own  decision to enter into  the  Transaction  and,  in the  case  of the  Counterparty,  it has  been
               directed  by  the  Pooling  and   Servicing   Agreement   to  enter  into  this
               Transaction; and

               (ii) It understands  the terms,  conditions and risks of the Transaction and is willing  and able to accept  those  terms and  conditions  and to assume  those risks, financially and otherwise.

               (3) Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments,  hedging its underlying assets or liabilities or in connection with a line of business.

               (4) Status of  Parties.  The other party is not acting as agent,  fiduciary  or advisor for it in respect of the Transaction.

               (5) Eligible  Contract  Participant.  It is an "eligible swap  participant"  as such term is defined in Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)
               promulgated  under,  and it constitutes an "eligible  contract  participant" as such term is  defined in  Section  1(a)12 of the  Commodity  Exchange  Act,  as
               amended."

9) The ISDA Form Master Agreement is hereby amended as follows

        (a) The word "third" shall be replaced by the word "second" in the third line of
        Section 5(a)(i) of the ISDA Form Master Agreement.

10)  Transfer,   Amendment  and  Assignment.  No  transfer,   amendment,  waiver,  supplement,
assignment  or other  modification  of this  Transaction  shall be  permitted  by either party
(other than a change of  Counterparty  in  connection  with a change of Trustee in  accordance with the Pooling and  Servicing  Agreement)  unless each of Moody's  Investors  Service,  Inc.
("Moody's")  and Standard and Poor's,  a Division of the McGraw Hill  Companies  ("S&P"),  has
been  provided   notice  of  the  same  and  confirms  in  writing   (including  by  facsimile
transmission)  that  it  will  not  downgrade,  qualify,  withdraw  or  otherwise  modify  its then-current  rating of the RASC Series  2006-KS5  Trust,  Home Equity  Mortgage  Asset-Backed
Pass-Through Certificates, Series 2006-KS5 (the "Certificates").

11) Additional Termination Events. The following Additional Termination Events will apply: (i) If a Rating Agency Downgrade has occurred and BSFP has not complied with Section 12 below within the time specified therein, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event; (ii) if notice is given by any holder of a Class A Certificate, the Master Servicer or by any other party under the Pooling and Servicing
Agreement or otherwise to exercise its option to purchase the Mortgage Loans owned by the Trust Fund pursuant to
Article IX of the Pooling and Servicing Agreement, provided that, such Additional Termination Event shall occur on the Optional Termination Date and, for the avoidance of doubt, the regular Net Swap Payment shall be required to be paid by the applicable party on such Optional Termination Date and the Counterparty shall be the sole
Affected Party with respect to such an Additional Termination Event; (iii) if the Trustee is unable to make payments on the Class A Certificates or fails or admits in writing its inability to make payments on the Class A
Certificates as they become due, then an Additional Termination Event shall have occurred with respect to the
Counterparty and the Counterparty shall be the sole Affected Party with respect to such an Additional Termination
Event; (iv) if, upon the occurrence of a Swap Disclosure Event (as defined in the Indemnification Agreement, dated June 29, 2006, by and among BSFP, Residential Funding Corporation and Residential Asset Securities
Corporation (the "Indemnification Agreement"), BSFP has not, within 10 days after such Swap Disclosure Event complied with any of the provisions set forth in Section 3 of the Indemnification Agreement, then an Additional
Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event ; and (v) without the prior written consent of BSFP (not to be unreasonably withheld), Counterparty shall not consent to any amendment or supplemental agreement to the Pooling and Servicing
Agreement if such amendment or supplemental agreement could reasonably be expected to have an adverse effect on the interests of BSFP. Counterparty will furnish to BSFP a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any. The failure by
Counterparty to comply with the above shall constitute an Additional Termination Event hereunder, upon which
Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

12) Rating Agency  Downgrade.  In the event that BSFP's long-term  unsecured and  unsubordinated debt rating is reduced below "AA-" by S&P or its long-term  unsecured  and  unsubordinated  debt rating is withdrawn or reduced  below "Aa3" by Moody's (and  together with S&P, the "Swap Rating
Agencies",  and such  rating  thresholds,  "Approved  Rating  Thresholds"),  then within 30 days after such rating  withdrawal  or downgrade  (unless,  within 30 days after such  withdrawal  or downgrade,  each such Swap Rating  Agency,  as  applicable,  has  reconfirmed  the rating of the
Certificates,  which was in effect  immediately  prior to such  withdrawal or  downgrade),  BSFP shall,  at its own  expense,  subject to the Rating  Agency  Condition,  either (i) seek another entity to replace  BSFP as party to this  Agreement  that meets or exceeds the  Approved  Rating
Thresholds  on terms  substantially  similar to this  Agreement  (ii) obtain a guaranty of, or a contingent  agreement of another person with the Approved Rating  Thresholds,  to honor,  BSFP's obligations  under this Agreement (iii) post collateral  which will be sufficient to restore the immediate  prior ratings of the  certificates  or (iv) take any other action that  satisfies the
Rating Agency Condition.  In the event that BSFP's long-term  unsecured and unsubordinated  debt rating is withdrawn  or reduced  below  "BBB-" by S&P,  then within 10 Business  Days after such rating  withdrawal or downgrade,  BSFP shall,  subject to the Rating Agency Condition and at its own expense,  either (i) secure  another  entity to replace BSFP as party to this Agreement that meets or  exceeds  the  Approved  Rating  Thresholds  on  terms  substantially  similar  to this
Agreement  (ii)  obtain a guaranty  of, or a  contingent  agreement  of another  person with the
Approved Rating  Thresholds,  to honor,  BSFP's  obligations  under this Agreement or (iii) take any other action that  satisfies the Rating Agency  Condition.  For purposes of this  provision,
"Rating Agency Condition" means, with respect to any particular  proposed act or omission to act hereunder  that the party  acting or failing to act must  consult  with each of the Swap  Rating
Agencies then  providing a rating of the  Certificates  and receive from each of the Swap Rating
Agencies a prior written  confirmation  that the proposed  action or inaction  would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

        NEITHER THE BEAR STEARNS  COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR
        STEARNS  COMPANIES INC.  OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT  PROVIDER
        ON THIS AGREEMENT OR ANY TRANSACTION COVERED HEREBY.

5.  Account Details and
     Settlement Information:                       PAYMENTS TO BSFP:
                                          Citibank, N.A., New York
                                          ABA Number: 021-0000-89, for the account of
                                          Bear, Stearns Securities Corp.
                                          Account Number: 0925-3186, for further credit to
                                          Bear Stearns Financial Products Inc.
                                          Sub-account  Number: 102-04654-1-3
                                          Attention: Derivatives Department

                                          PAYMENTS TO COUNTERPARTY:
                                          U.S. Bank National Association
                                          ABA Number: 091000022
                                          Account Number: 1731 0332 2058
                                          Reference: RASC 2006-KS5
                                          OBI: Attention: John Thomas
                                          Ref. Acct. No.: 100476000

Counterparty  hereby  agrees  to check  this  Confirmation  and to  confirm  that the  foregoing correctly  sets forth the terms of the  Transaction  by signing in the space  provided below and returning  to  BSFP  a  facsimile  of  the  fully-executed  Confirmation  to  212-272-9857.  For
inquiries   regarding   U.S.   Transactions,   please  contact  SUSAN  DONLON  by  telephone  at
212-272-2364.  For all other inquiries please contact DERIVATIVES  DOCUMENTATION by telephone at
353-1-402-6233. Originals will be provided for your execution upon your request.

We are  very  pleased  to have  executed  this  Transaction  with  you and we  look  forward  to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: ____________________________________
    Name:
    Title:

AGREED AND ACCEPTED AS OF THE TRADE DATE
BY:  U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RASC Series 2006-KS5 Trust, Home Equity Mortgage Asset-Backed Pass-Through
Certificates, Series 2006-KS5

By: _____________________________________
    Name:
    Title:

am

                                        SCHEDULE I
  (where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining Fixed
                    Amounts, all such dates subject to No Adjustment.)

                                                                          NOTIONAL AMOUNT
      FROM AND INCLUDING                TO BUT EXCLUDING                       (USD)
        Effective Date                     25-Aug-2006                     695,927,460.06
         25-Aug-2006                       25-Sep-2006                     689,950,677.61
         25-Sep-2006                       25-Oct-2006                     682,053,252.32
         25-Oct-2006                       25-Nov-2006                     672,233,892.77
         25-Nov-2006                       25-Dec-2006                     660,506,233.79
         25-Dec-2006                       25-Jan-2007                     646,898,279.07
         25-Jan-2007                       25-Feb-2007                     631,456,164.25
         25-Feb-2007                       25-Mar-2007                     614,285,356.86
         25-Mar-2007                       25-Apr-2007                     595,527,488.16
         25-Apr-2007                       25-May-2007                     575,785,937.46
         25-May-2007                       25-Jun-2007                     555,241,052.79
         25-Jun-2007                       25-Jul-2007                     535,440,341.96
         25-Jul-2007                       25-Aug-2007                     516,356,303.99
         25-Aug-2007                       25-Sep-2007                     497,955,787.32
         25-Sep-2007                       25-Oct-2007                     480,221,151.59
         25-Oct-2007                       25-Nov-2007                     463,127,890.79
         25-Nov-2007                       25-Dec-2007                     446,648,655.66
         25-Dec-2007                       25-Jan-2008                     430,701,232.16
         25-Jan-2008                       25-Feb-2008                     415,338,764.42
         25-Feb-2008                       25-Mar-2008                     400,485,175.99
         25-Mar-2008                       25-Apr-2008                     385,477,824.89
         25-Apr-2008                       25-May-2008                     361,591,089.53
         25-May-2008                       25-Jun-2008                     339,437,097.49
         25-Jun-2008                       25-Jul-2008                     318,888,119.23
         25-Jul-2008                       25-Aug-2008                     299,805,767.71
         25-Aug-2008                       25-Sep-2008                     282,418,324.58
         25-Sep-2008                       25-Oct-2008                     271,185,159.78
         25-Oct-2008                       25-Nov-2008                     260,420,908.84
         25-Nov-2008                       25-Dec-2008                     250,105,385.09
         25-Dec-2008                       25-Jan-2009                     240,218,975.30
         25-Jan-2009                       25-Feb-2009                     230,743,120.30
         25-Feb-2009                       25-Mar-2009                     221,660,068.51
         25-Mar-2009                       25-Apr-2009                     212,952,867.79
         25-Apr-2009                       25-May-2009                     204,605,319.50
         25-May-2009                       25-Jun-2009                     196,602,035.92
         25-Jun-2009                       25-Jul-2009                     188,930,473.95
         25-Jul-2009                       25-Aug-2009                     181,573,936.68
         25-Aug-2009                       25-Sep-2009                     174,518,927.22
         25-Sep-2009                       25-Oct-2009                     167,752,546.16
         25-Oct-2009                       25-Nov-2009                     161,262,463.85
         25-Nov-2009                       25-Dec-2009                     155,036,905.46
         25-Dec-2009                       25-Jan-2010                     149,064,593.25
         25-Jan-2010                       25-Feb-2010                     143,334,757.30
         25-Feb-2010                       25-Mar-2010                     137,837,101.40
         25-Mar-2010                       25-Apr-2010                     132,561,781.73
         25-Apr-2010                       25-May-2010                     127,499,386.50
         25-May-2010                       25-Jun-2010                     122,640,916.53
         25-Jun-2010                       25-Jul-2010                     117,977,766.70
         25-Jul-2010                       25-Aug-2010                     113,501,708.26
         25-Aug-2010                       25-Sep-2010                     109,204,871.97
         25-Sep-2010                       25-Oct-2010                     105,079,731.96
         25-Oct-2010                       25-Nov-2010                     101,119,090.35
         25-Nov-2010                       25-Dec-2010                     97,316,062.58
         25-Dec-2010                       25-Jan-2011                     93,664,063.41
         25-Jan-2011                       25-Feb-2011                     90,156,793.52
         25-Feb-2011                       25-Mar-2011                     86,788,234.54
         25-Mar-2011                       25-Apr-2011                     83,552,612.86
         25-Apr-2011                       25-May-2011                     80,444,474.61
         25-May-2011                       25-Jun-2011                     77,458,049.00
         25-Jun-2011                       25-Jul-2011                     74,585,347.15
         25-Jul-2011                    Termination Date                   71,825,197.95